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                                                      REGISTRATION NO. 333-01247

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------


                                 AMENDMENT NO 2

                                       TO

                                    FORM S-4

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             ---------------------

                          THE COLONIAL BANCGROUP, INC.
             (Exact name of Registrant as specified in its charter)

                             ---------------------

           DELAWARE                         6711                        63-0661573
   (State of Incorporation)     (Primary Standard Industrial         (I.R.S. Employer
                                 Classification Code Number)        Identification No.)
        ONE COMMERCE STREET, SUITE 800                        (334) 240-5000
          MONTGOMERY, ALABAMA 36104                          (Telephone No.)
   (Address of principal executive offices)

                             ---------------------

                              W. FLAKE OAKLEY, IV
                                   SECRETARY
                              POST OFFICE BOX 1108
                           MONTGOMERY, ALABAMA 36102
                    (Name and address of agent for service)

                                   COPIES TO:

          MICHAEL D. WATERS, ESQUIRE                         ROD JONES, ESQ.
   MILLER, HAMILTON, SNIDER & ODOM, L.L.C.                    SHUTTS & BOWEN
        ONE COMMERCE STREET, SUITE 802                    20 NORTH ORANGE AVENUE
                 P. O. BOX 19                             ORLANDO, FLORIDA 32801
        MONTGOMERY, ALABAMA 36101-0019

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON EACH SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Montgomery, Alabama, on the 30th day of May, 1996.


                                          THE COLONIAL BANCGROUP, INC.

                                          By:     /s/  ROBERT E. LOWDER
                                                  ----------------------------
                                                      Robert E. Lowder
                                                 Its Chairman of the Board
                                                    of Directors, Chief
                                                   Executive Officer, and
                                                         President

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

                 SIGNATURES                               TITLE                     DATE
- ---------------------------------------------  ----------------------------  ------------------
            /s/  ROBERT E. LOWDER              Chairman of the Board of              **
- ---------------------------------------------    Directors, President and
              Robert E. Lowder                   Chief Executive Officer

           /s/  W. FLAKE OAKLEY, IV            Chief Financial Officer,              **
- ---------------------------------------------    Secretary and Treasurer
              W. Flake Oakley, IV                (Principal Financial
                                                 Officer and Principal
                                                 Accounting Officer)
                     *
                                               Director                              **
- ---------------------------------------------
              Young J. Boozer

                     *                         Director                              **
- ---------------------------------------------
             William Britton

                     *                         Director                              **
- ---------------------------------------------
            Jerry J. Chesser

                     *                         Director                              **
- ---------------------------------------------
         Augustus K. Clements, III

                     *                         Director                              **
- ---------------------------------------------
              Robert C. Craft

                     *                         Director                              **
- ---------------------------------------------
              Patrick F. Dye

                     *                         Director                              **
- ---------------------------------------------
            Clinton O. Holdbrooks

                     *                         Director                              **
- ---------------------------------------------
                  D. B. Jones

                     *                         Director                              **
- ---------------------------------------------
                Harold D. King

                                      II-6
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
                 SIGNATURES                               TITLE                     DATE
- ---------------------------------------------  ----------------------------  ------------------
                    *                          Director                              **
- ---------------------------------------------
             John Ed Mathison

                    *                          Director                              **
- ---------------------------------------------
            Milton E. McGregor

                    *                          Director                              **
- ---------------------------------------------
           John C. H. Miller, Jr.

                    *                          Director                              **
- ---------------------------------------------
              Joe D. Mussafer

                    *                          Director                              **
- ---------------------------------------------
            William E. Powell

                    *                          Director                              **
- ---------------------------------------------
              Jack H. Rainer

                    *                          Director                              **
- ---------------------------------------------
             Frances E. Roper

                    *                          Director                              **
- ---------------------------------------------
               Ed V. Welch

- ---------------

 * The undersigned, acting pursuant to a power of attorney, has signed this Registration Statement on Form S-4 for and on behalf of the persons indicated above as such persons' true and lawful attorney-in-fact and in their names, places and stead, in the capacities indicated above and on the date indicated below.

     /s/  W. FLAKE OAKLEY, IV
     -------------------------------
             W. Flake Oakley, IV
              Attorney-in-Fact


** Dated: May 30, 1996

Exhibit 5 Opinion of Miller, Hamilton, Snider & Odom, L.L.C. as to certain Delaware law issues of the securities being registered, contained at Exhibit 5 of the Registration Statement on Form S-4, Registration No. 333-01247, of which this is Amendment No. 2 and incorporated herein by reference.



Exhibit 8          Tax Opinion of Miller, Hamilton, Snider & Odom, L.L.C.
                   contained at Exhibit 8 to Amendment No. 1 of this Registration Statement (No. 333-01247) and incorporated herein by reference.



Exhibit 10         Material Contracts:

(A)(1) Second Amendment and Restatement of 1982 Incentive Stock Plan of the Registrant, filed as Exhibit 4-1 to the Registrant's Registration Statement on Form S-8 (Commission Registration No. 33-41036), effective June 4, 1991, and incorporated herein by reference.

(A)(2) Second Amendment and Restatement to 1982 Nonqualified Stock Option Plan of the Registrant filed as Exhibit 4-2 to the Registrant's Registration Statement on Form S-8 (Commission Registration No. 33-41036), effective June 4, 1991, and incorporated herein by reference).

(A)(3)             1992 Incentive Stock Option Plan of the Registrant, filed as
                   Exhibit 4-1 to Registrant's Registration Statement on Form S-8 (File No. 33-47770), effective May 8, 1992, and incorporated herein by reference.

(A)(4) 1992 Nonqualified Stock Option Plan of the Registrant, filed as Exhibit 4-2 to Registrant's Registration Statement on Form S-8 (File No. 33-47770), effective May 8, 1992, and incorporated herein by reference.

(B)(1) Residential Loan Funding Agreement between Colonial Bank and Colonial Mortgage Company dated January 18, 1988, included as Exhibit 10(B)(1) to the Registrant's Registration Statement as Form S-4, file no. 33-52952, and incorporated herein by reference.

(B)(2) Loan Agreement between the Registrant and SunBank, National Association, dated August 29, 1995, filed as Exhibit 10(B)(2) to the Registrant's Registration Statement on Form S-4, registration number 33-01163 and incorporated herein by reference.

(B)(3) 1993 Term Loan Agreement between the Registrant and SunBank, National Association, and related Pledge Agreement filed as
                   Exhibit 10(B)(1) to Amendment No. 2 of the Registrant's Registration Statement on Form S-4, registration number 33-63826 and incorporated herein by reference.

(C)(1) The Colonial BancGroup, Inc. First Amended and Restated Restricted Stock Plan for Directors, as amended, included as
                   Exhibit 10(C)(1) to the Registrant's Registration Statement as

                   Form S-4, file no. 33-52952, and incorporated herein by reference.

(C)(2) The Colonial BancGroup, Inc., Stock Bonus and Retention Plan, included as Exhibit 10(C)(2) to the Registrant's Registration Statement as Form S-4, file no. 33-52952, and incorporated herein by reference.

(D) Stock Purchase Agreement dated as of July 20, 1994, by and among The Colonial BancGroup, Inc., Colonial Bank, The Colonial Company, Colonial Mortgage Company, and Robert E., James K. and Thomas H. Lowder, included as Exhibit 2 in Registrant's registration statement on Form S-4, Registration No. 33-83692 and incorporated herein by reference.

(E) Agreement and Plan of Merger between The Colonial BancGroup, Inc, and Commercial Bancorp of Georgia, Inc., dated as of December 21, 1995, included as Exhibit 10(E) to Registrant's Registration Statement on Form S-4, Registration
                   No. 33-01163, and incorporated herein by reference.



Exhibit 13 Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996, and incorporated herein by reference.




Exhibit 21         List of subsidiaries of the Registrant contained at
                   Exhibit 21 of the Registration Statement on Form S-4, Registration No. 333-01247, of which this is Amendment No. 2, and incorporated herein by reference.


Exhibit 23         Consents of experts and counsel:


(A) Consent of Coopers & Lybrand, L.L.P. at Exhibit 23(A) to Amendment No. 1 of this Registration Statement (No. 333-01247) and incorporated herein by reference.


(B)                Consent of Miller, Hamilton, Snider & Odom, L.L.C.


(C) Consent of Coopers & Lybrand, L.L.P. at Exhibit 23(C) to Amendment No. 1 of this Registration Statement (No. 333-01247) and incorporated herein by reference.



(D) Consent of The Carson Medlin Company at Exhibit 23(D) to Amendment No. 1 of this Registration Statement (No. 333-01247) and incorporated herein by reference.



(E) Consent of Bricker & Melton, P.A. at Exhibit 23(E) to Amendment No. 1 of this Registration Statement (No. 333-01247) and incorporated herein by reference.



(F) Consent and report of Price Waterhouse L.L.P. at Exhibit 23(F) to Amendment No. 1 of this Registration Statement (No. 333-01247) and incorporated herein by reference.



(G) Consent of Arthur Andersen L.L.P. at Exhibit 23(G) to Amendment No. 1 of this Registration Statement (No. 333-01247) and incorporated herein by reference.



(H) Consent of KPMG Peat Marwick LLP at Exhibit 23(H) to Amendment No. 1 of this Registration Statement (No. 333-01247) and incorporated herein by reference.



Exhibit 24 Power of Attorney, contained at Exhibit 24 of the Registration Statement on Form S-4, Registration No. 333-01247, of which this is Amendment No. 2, and incorporated herein by reference.

Exhibit 99         Additional exhibits:


(A)                Form of Proxy of Southern Banking Corporation contained at
                   Exhibit 99(A) of the Registration Statement on Form S-4, Registration No. 333-01247, of which this is Amendment No. 2, and incorporated herein by reference.